UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TechTarget, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TechTarget

VOTE

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Online

Go to **www.envisionreports.com/TTGT** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by 2:00 P.M., Eastern Daylight Time on June 6, 2023.

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the TechTarget, Inc. 2023 Annual Meeting of Stockholders to be Held on June 6, 2023

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2023 Annual Meeting of Stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or, if requested, by mail. We encourage you to access and review all of the important information contained in the proxy materials, which include our proxy statement for the 2023 Annual Meeting of Stockholders, form of proxy card and Annual Report on Form 10-K for the year ended December 31, 2022, before voting. The Company's proxy statement and annual report on form 10-K are available at:

www.envisionreports.com/TTGT

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/TTGT.**
Step 2: Click on **Cast Your Vote or Request Materials.**
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a copy of the proxy materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 29, 2023 to facilitate timely delivery.

2 N O T C O Y

03STND

Stockholder Meeting Notice

TechTarget, Inc.'s 2023 Annual Meeting of Stockholders ("Annual Meeting") will be held on June 6, 2023 at our corporate headquarters at 275 Grove Street, Newton, MA 02466 at 2:00 p.m., Eastern Daylight Time. Directions to TechTarget, Inc.'s (the "Company") annual meeting are available in the proxy statement which can be viewed at www.envisionreports.com/TTGT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees; FOR Proposals 2 and 3; and for 3 Years for Proposal 4.

1. Election of Directors: Michael Cotoia, Roger Marino and Christina Van Houten.
2. To ratify the appointment of Stowe & Degon, LLC as our independent registered public accounting firm for 2023.
3. To approve an advisory (non-binding) resolution to approve the compensation of the Company's named executive officers.
4. To approve an advisory (non-binding) proposal on the frequency of future advisory votes on the compensation of the Company's named executive officers.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a paper copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.envisionreports.com/TTGT**. Click Cast Your Vote or Request Materials.

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials TechTarget" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 29, 2023.